SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

33.SUBSEQUENT EVENTS

On January 7, 2016, the Company signed an asset purchase and sale agreement to acquire 100% interest in the Tupper Main and Tupper West gas plants and associated pipelines for approximately $538 million. On April 1, 2016, the acquisition closed after the finalization of regulatory approval. The acquired assets are located near Dawson Creek, British Columbia with an aggregate processing capacity of 320 million cubic feet per day of raw gas from the Dawson Creek area Montney field. The transaction will be accounted for as a business combination by applying the acquisition method, and accordingly, the purchase price will be allocated to the assets acquired and liabilities assumed based upon their fair value at the acquisition date.  The Company is in the process of finalizing the purchase price allocation.

On March 1, 2016, the Company issued 56,511,000 common shares, inclusive of the shares issued on exercise of the full amount of the underwriters’ over-allotment option to purchase an additional 7,371,000 common shares, for gross proceeds of approximately $2.3 billion.

On April 20, 2016, ENF completed a public equity offering of 20.4 million common shares at a price of $28.25 per common share (the Offering Price) for gross proceeds of $575 million. Concurrent with the closing of the equity offering, Enbridge subscribed for 5.1 million common shares at a price of $28.25 per share, for total proceeds of $143 million, on a private placement basis to maintain its 19.9% ownership interest in ENF. ENF used the proceeds from the sale of the common shares to subscribe for additional trust units of the Fund at the Offering Price.